Exhibit 99.01

ReachLocal Reports Fourth Quarter and Fiscal Year 2012 Results

Posts $455.4 Million in 2012 Revenue, 21% Year-over-Year Growth

Delivered $23.6 Million in Adjusted EBITDA, 49% Year-over-Year Growth

Will Announce New Products and Initiatives at Analyst Day on February 21, 2013

(WOODLAND HILLS, CA) – February 12, 2013 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in local online marketing solutions for small- and medium-sized businesses (SMBs), today reported financial results for the fourth quarter and fiscal year ended December 31, 2012.

Q4 Year-Over-Year Highlights

●	Revenue growth of 20%, highlighted by 47% growth in international markets and 23% growth in the direct local channel
●	International revenue expanded to 30% of revenue, up from 25% in Q4 2011
●	Adjusted EBITDA grew 23% to $6.4 million, compared to $5.2 million in Q4 2011
●	Active Advertisers grew 15% to 22,000 and Active Campaigns grew 18% to 32,500
●	Launched operations directly in Brazil and with a franchise partner in the Czech Republic
●	Repurchased 480,000 shares of stock for $5.6 million

FY 2012 Highlights

●	Revenue growth of 21%, with 49% growth in international markets and 23% growth in the direct local channel
●	Loss from continuing operations of $232,000, compared to a loss of $4.1 million in 2011 and a Net Loss of $232,000, compared to a Net Loss of $10.3 million in 2011
●	Adjusted EBITDA of $23.6 million, compared to $15.9 million in 2011
●	Launched operations directly in Asia and Latin America, as well as in Eastern Europe with a franchise partner
●	Non-GAAP net income of $13.0 million, compared to Non-GAAP net income of $9.6 million in 2011
●	Repurchased 1,116,000 shares of stock for $10.8 million during 2012 and expanded buy-back authorization under which ReachLocal has repurchased 1,985,000 shares for $17.4 million to date
●	Launched new products including ReachRetargeting and the new ReachLocal Mobile App

Management Commentary

“2012 was another excellent year for ReachLocal. We made progress across all of our key initiatives enabling us to deliver both strong revenue and Adjusted EBITDA growth,” said Zorik Gordon, CEO. “We accelerated international expansion into two new continents, launched important new lead generation and mobile products, and continued to lay the foundation for our local commerce and software product initiatives that we plan to showcase at our upcoming analyst day this month.”

Q4 Quarterly Results at a Glance

(Table amounts in 000’s except key metrics and per share amounts)

	Q4 2012	Q4 2011	% Change
Revenue	$120,248	$99,802	20%
Net Income (Loss) from Continuing Operations	$(394)	$151	(361)%
Net Income (Loss) from Continuing Operations per Diluted Share	$(0.01)	$0.01	(200)%
Net Loss	$(394)	$(1,344)	71%
Net Loss per Diluted Share	$(0.01)	$(0.05)	80%
Non-GAAP Net Income	$3,198	$3,508	(9)%
Non-GAAP Net Income per Diluted Share	$0.11	$0.12	(8)%
Adjusted EBITDA	$6,445	$5,241	23%
Underclassmen Expense	$11,426	$11,774	(3)%
Cash Flow from Continuing Operations	$11,004	$967	1,038%
Cash Flow from Operating Activities	$10,957	$402	2,626%

Revenue by Channel and Geography:
Direct Local Revenue	$95,982	$78,275	23%
National Brands, Agencies and Resellers (NBAR) Revenue	$24,266	$21,527	13%
International Revenue (included above)	$36,091	$24,555	47%

2012 Annual Results and Key Metrics at a Glance

(Table amounts in 000’s except key metrics and per share amounts)

	FY 2012	FY 2011	% Change
Revenue	$455,354	$375,241	21%
Net Loss from Continuing Operations	$(232)	$(4,126)	94%
Net Loss from Continuing Operations per Diluted Share	$(0.01)	$(0.14)	93%
Net Loss	$(232)	$(10,341)	98%
Net Loss per Diluted Share	$(0.01)	$(0.36)	97%
Non-GAAP Net Income	$13,017	$9,620	35%
Non-GAAP Net Income per Diluted Share	$0.45	$0.31	45%
Adjusted EBITDA	$23,635	$15,915	49%
Underclassmen Expense	$45,250	$44,488	2%
Cash Flow from Continuing Operations	$42,588	$20,861	104%
Cash Flow from Operating Activities	$42,359	$18,989	123%

Key Metrics (at period end):
Active Advertisers	22,000	19,100	15%
Active Campaigns	32,500	27,500	18%
Total Upperclassmen	419	372	13%
Total Underclassmen	405	424	(4)%
Total IMCs	824	796	4%

Business Outlook

“We are pleased to have delivered strong revenue and profitability growth during 2012. As we look ahead, we intend to continue to invest in the long-term expansion and optimization of our distribution organization as well as in product expansion. We believe that we are well-positioned to deliver solid revenue growth and, even with our planned investments, modestly expand Adjusted EBITDA margins in 2013. Moreover, for the near-term, we currently expect to maintain revenue growth and annual margin expansion at levels equal to or better than our current expectation for 2013,” said Ross Landsbaum, Chief Financial Officer.

The Company’s outlook is as follows:

First Quarter 2013

●	Revenues in the range of $121.5 million to $123.5 million

●	Adjusted EBITDA in the range of $5.4 million to $6.4 million

●	Ending Upperclassmen headcount of 410 to 430

●	Ending Underclassmen headcount of 395 to 415

●	Ending total IMC headcount of 805 to 845

Calendar Year 2013

●	Revenues in the range of $530 million to $540 million

●	Adjusted EBITDA in the range of $29.5 million to $31.5 million

●	Ending Upperclassmen headcount of 470 to 510

●	Ending Underclassmen headcount of 300 to 340

●	Ending total IMC headcount of 770 to 850

Conference Call and Webcast Information

The ReachLocal fourth quarter and fiscal year 2012 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time, on Tuesday, February 12, 2013. To participate on the live call, analysts and investors should dial 877-941-2068 at least ten minutes prior to the call. ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at www.reachlocal.com.

Analyst & Investor Day Information

ReachLocal will host an Analyst and Investor Day on Thursday, February 21, 2013 at NASDAQ in Times Square. Key members of the senior management team will host a series of presentations beginning at 8:00 a.m. Eastern Time, providing insight into the global business and a preview of new product and technology initiatives for 2013 and beyond. Financial analysts and investors may register to attend by contacting Stephanie Boyar by email at stephanie@blueshirtgroup.com. Space is limited and pre-registration is required for admittance to the event.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics. In addition to the Company’s GAAP results, management also considers non-GAAP measures of non-GAAP net income (loss), non-GAAP net income (loss) per share, and Adjusted EBITDA. Management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures. Management also tracks and reports on Underclassmen Expense, Active Advertisers, Active Campaigns and the total number of Internet Marketing Consultants (IMCs), as management believes that these metrics are important gauges of the progress of the Company’s performance.

The non-GAAP net income is defined as net income (loss) from continuing operations before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs. Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration) and amounts included in other non-operating income or expense.

Acquisition Related Costs: Acquisition related costs, including the amortization and any impairment of acquired intangibles and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

Each of these non-GAAP measures, while having utility, also have limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;

●

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

●	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

●	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;

●

Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

●

Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

●	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;

●	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and

●	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue. While management believes that Underclassmen Expense provides useful information regarding the Company’s approximated investment in Underclassmen, the methodology used to arrive at the estimated Underclassmen Expense was developed internally by the Company, is not a concept or method recognized by GAAP and other companies may use different methodologies to calculate or approximate measures similar to Underclassmen Expense. Accordingly, the calculation of Underclassmen Expense may not be comparable to similar measures used by other companies. Management refers to sales through its sales force of Internet Marketing Consultants as its Direct Local channel. As the sale to agencies, resellers and national brands involves negotiations with businesses that generally represent an aggregated group of SMB advertisers, management groups them together as the National Brands, Agencies and Resellers (NBAR) channel.

Active Advertisers is a number the Company calculates to approximate the number of clients directly served through our Direct Local channel as well as clients served through our National Brands, Agencies and Resellers channel. We calculate Active Advertisers by adjusting the number of Active Campaigns to combine clients with more than one Active Campaign as a single Active Advertiser. Clients with more than one location are generally reflected as multiple Active Advertisers. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Advertisers includes entities with which we do not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Campaigns is a number we calculate to approximate the number of individual products or services we are managing under contract for Active Advertisers. For example, if we were performing both ReachSearch and ReachDisplay campaigns for a client, we consider that two Active Campaigns. Similarly, if a client purchased ReachSearch campaigns for two different products or purposes, we consider that two Active Campaigns. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s guidance for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934. These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including: (i) the Company’s ability to purchase media and receive rebates from Google, Yahoo! and Microsoft under commercially reasonable terms; (ii) the Company’s ability to recruit, train and retain its Internet Marketing Consultants; (iii) the Company’s ability to attract and retain customers; (iv) the Company’s ability to successfully enter new markets and manage its international expansion; (v) the Company’s ability to successfully develop and offer new products and services in the highly competitive online advertising industry; (vi) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (vii) our ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy. More information about these factors and other potential factors that could affect the Company's business and financial results is contained in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.

ReachLocal, Inc.’s (Nasdaq:RLOC) mission is to help small- and medium-sized businesses (SMBs) acquire, maintain and retain customers via the Internet. ReachLocal offers a comprehensive suite of online marketing solutionsincluding search engine marketing (ReachSearch™), Web presence (ReachCast™), display retargeting (ReachRetargeting™), display advertising (ReachDisplay™), online marketing analytics (TotalTrack®) and assisted chat service (TotalLiveChat™), each targeted to the SMB market. ReachLocal delivers this suite of services to SMBs through a combination of its proprietary technology platform and its direct, “feet-on-the-street” sales force of Internet Marketing Consultants and select third-party agencies and resellers. ReachLocal is headquartered in Woodland Hills, CA, with offices throughout North America and in Australia, the United Kingdom, Germany, the Netherlands and Japan. Subscribe to ReachLocal’s free newsletter to receive news, tips, and other online marketing insights.

Investor Relations: Alex Wellins The Blueshirt Group (415) 217-5861 alex@blueshirtgroup.com	Media Contact: Jason Treu Vice President of Public Relations ReachLocal, Inc. (214) 294-0307 jason.treu@reachlocal.com

REACHLOCAL, INC.

UNAUDITED BALANCE SHEETS

(in thousands, except per share data)

	December 31, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$92,336	$84,525
Short-term investments	3,149	644
Accounts receivable, net	5,689	4,240
Other receivables and prepaid expenses	8,957	9,226
Total current assets	110,131	98,635

Property and equipment, net	11,066	9,885
Capitalized software development costs, net	14,704	10,942
Restricted certificates of deposit	1,226	1,286
Intangible assets, net	2,442	1,957
Other assets	4,044	1,966
Goodwill	42,083	41,766
Total assets	$185,696	$166,437

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable	$35,297	$29,831
Accrued expenses	27,422	19,537
Deferred revenue and other current liabilities	36,304	30,747
Liabilities of discontinued operations, net	767	996
Total current liabilities	99,790	81,111

Deferred rent and other liabilities	4,020	3,039
Total liabilities	103,810	84,150

Stockholders’ Equity:
Common stock	-	-
Receivable from stockholder	(89)	(87)
Additional paid-in capital (5)	110,573	109,493
Accumulated deficit (5)	(27,076)	(26,844)
Accumulated other comprehensive loss	(1,522)	(275)
Total stockholders’ equity	81,886	82,287
Total liabilities and stockholders’ equity	$185,696	$166,437

Note: During the year ended December 31, 2011, the Company recorded the results of operations and financial position of its Bizzy subsidiary as discontinued operations.

REACHLOCAL, INC.

UNAUDITED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011

Revenue	$120,248	$99,802	$455,354	$375,241
Cost of revenue	59,790	49,196	227,336	190,559
Operating expenses:
Selling and marketing	44,845	36,472	167,424	139,929
Product and technology	5,596	4,802	19,776	15,602
General and administrative (5)	10,230	9,000	40,471	33,470

Total operating expenses	60,671	50,274	227,671	189,001

Income (loss) from continuing operations	(213)	332	347	(4,319)
Other income, net	237	231	575	928

Income (loss) from continuing operations before provision for income taxes	24	563	922	(3,391)

Provision for income taxes	418	412	1,154	735

Income (loss) from continuing operations, net of income taxes	(394)	151	(232)	(4,126)
Loss from discontinued operations, net of income taxes	-	(1,495)	-	(6,215)

Net loss	$(394)	$(1,344)	$(232)	$(10,341)

Net income (loss) per share
Basic income (loss) per share from continuing operations	$(0.01)	$0.01	$(0.01)	$(0.14)
Basic loss per share from discontinued operations	-	(0.05)	-	(0.21)
Basic net loss per share	$(0.01)	$(0.05)	$(0.01)	$(0.36)

Diluted income (loss) per share from continuing operations	$(0.01)	$0.01	$(0.01)	$(0.14)
Diluted loss per share from discontinued operations	-	(0.05)	-	(0.21)
Diluted net loss per share	$(0.01)	$(0.05)	$(0.01)	$(0.36)

Weighted average common shares used in computation of net income (loss) per share
Basic	28,254	29,089	28,348	28,974
Diluted	28,254	29,595	28,348	28,974

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:

Stock-based compensation:
Cost of revenue	$99	$24	$297	$200
Selling and marketing	620	334	1,742	1,402
Product and technology	336	411	1,204	1,387
General and administrative (5)	1,520	1,453	6,261	5,549
	$2,575	$2,222	$9,504	$8,538
Depreciation and amortization:
Cost of revenue	$305	$94	$706	$645
Selling and marketing	860	363	2,436	1,443
Product and technology	2,621	1,731	9,056	6,764
General and administrative	297	451	1,554	1,422
	$4,083	$2,639	$13,752	$10,274

Note: During the year ended December 31, 2011, the Company recorded the results of operations and financial position of its Bizzy subsidiary as discontinued operations.

REACHLOCAL, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except per share data)

	Year Ended December 31,
	2012	2011
Cash flow from operating activities:
Net loss from continuing operations, net of income taxes (5)	$(232)	$(4,126)
Adjustments to reconcile net loss from continuing operations, net of income taxes to net cash provided by operating activities:
Depreciation and amortization	13,752	10,274
Stock-based compensation (5)	9,504	8,538
Provision for doubtful accounts	13	172
Impairment of intangible assets	-	764
Provision for deferred income taxes	211	185
Changes in operating assets and liabilities:
Accounts receivable	(1,396)	(1,077)
Other receivables and prepaid expenses	291	(5,740)
Other assets	(118)	(673)
Accounts payable and accrued expenses	12,869	7,076
Deferred revenue, rent and other liabilities	7,694	5,468
Net cash provided by operating activities, continuing operations	42,588	20,861
Net cash used for operating activities , discontinued operations	(229)	(1,872)
Net cash provided by operating activities	42,359	18,989

Cash flow from investing activities:
Additions to property, equipment and software	(16,336)	(12,441)
Acquisitions, net of acquired cash	(3,976)	(6,342)
Loan to franchisee	(1,863)	-
Maturities of certificates of deposits and short-term investments	6,646	7,649
Purchases of certificates of deposit and short term investments	(9,069)	(574)
Net cash used in investing activities, continuing operations	(24,598)	(11,708)
Net cash used in investing activities, discontinued operations	-	(1,140)
Net cash used in investing activities	(24,598)	(12,848)

Cash flow from financing activities:
Proceeds from exercise of stock options	1,783	5,495
Common stock repurchases	(10,963)	(6,468)
Net cash used in financing activities	(9,180)	(973)

Effect of exchange rates on cash	(770)	(549)

Net change in cash and cash equivalents	7,811	4,619
Cash and cash equivalents—beginning of period	84,525	79,906

Cash and cash equivalents—end of period	$92,336	$84,525

Note: During the year ended December 31, 2011, the Company recorded discontinued operations related to its Bizzy subsidiary.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Reconciliation of Adjusted EBITDA to Income (loss) from continuing operations
(in thousands)
Income (loss) from continuing operations (5)	$(213)	$332	$347	$(4,319)
Add:
Depreciation and amortization	4,083	2,639	13,752	10,274
Stock-based compensation (5)	2,575	2,222	9,504	8,538
Acquisition and integration costs	-	48	32	1,422
Adjusted EBITDA (1) (5)	$6,445	$5,241	$23,635	$15,915

Underclassmen Expense (2)	$11,426	$11,774	$45,250	$44,488

Note: During the year ended December 31, 2011, the Company recorded the results of operations and financial position of its Bizzy subsidiary as discontinued operations.

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended December 31, 2012 and 2011

(in thousands, except per share amounts)

	Three Months Ended December 31, 2012				Three Months Ended December 31, 2011
		Adjustments:				Adjustments:
	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$120,248	-	-	$120,248	$99,802	-	-	$99,802
Cost of revenue	59,790	(99)	(79)	59,612	49,196	(24)	(11)	49,161

Operating expenses:
Sales and marketing	44,845	(620)	-	44,225	36,472	(334)	-	36,138
Product and technology	5,596	(668)	(535)	4,393	4,802	(742)	(416)	3,644
General and administrative (5)	10,230	(1,520)	-	8,710	9,000	(1,453)	(192)	7,355
Total Operating expenses	60,671	(2,808)	(535)	57,328	50,274	(2,529)	(608)	47,137
Income (Loss) from continuing operations	(213)	2,907	614	3,308	332	2,553	619	3,504
Other income, net	237	-	-	237	231	-	-	231
Income (Loss) from continuing operations before provision for income taxes	24	2,907	614	3,545	563	2,553	619	3,735
Provision (benefit) for income taxes	418	-	(71)	347	412	-	(185)	227
Net income (loss) from continuing operations	$(394)	2,907	685	$3,198	$151	2,553	804	$3,508

Net income (loss) per share from continuing operations available to common stockholders
Basic income (loss) per share from continuing operations	$(0.01)			$0.11	$0.01			$0.12

Diluted income (loss) per share from continuing operations	$(0.01)			$0.11	$0.01			$0.12

Weighted average shares outstanding
Basic	28,254			28,254	29,089			29,089
Diluted	28,254			29,131	29,595			29,595

Note: During the year ended December 31, 2011, the Company recorded the results of operations and financial position of its Bizzy subsidiary as discontinued operations. Accordingly, related prior-period amounts have been reclassified to conform to the current period presentation.

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Twelve Months Ended December 31, 2012 and 2011

(in thousands, except per share amounts)

	Twelve Months Ended December 31, 2012				Twelve Months Ended December 31, 2011
		Adjustments:				Adjustments:
	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$455,354	-	-	$455,354	$375,241	-	-	$375,241
Cost of revenue	227,336	(297)	(116)	226,923	190,559	(200)	(1,011)	189,348

Operating expenses:
Sales and marketing	167,424	(1,742)	-	165,682	139,929	(1,402)	-	138,527
Product and technology	19,776	(2,541)	(1,544)	15,691	15,602	(2,627)	(1,532)	11,443
General and administrative (5)	40,471	(6,261)	(536)	33,674	33,470	(5,549)	(1,226)	26,695
Total Operating expenses	227,671	(10,544)	(2,080)	215,047	189,001	(9,578)	(2,758)	176,665
Income (Loss) from continuing operations	347	10,841	2,196	13,384	(4,319)	9,778	3,769	9,228
Other income, net	575	-	-	575	928	-	14	942
Income (Loss) from continuing operations before provision for income taxes	922	10,841	2,196	13,959	(3,391)	9,778	3,783	10,170
Provision (benefit) for income taxes	1,154	-	(212)	942	735	-	(185)	550
Net income (loss) from continuing operations	$(232)	10,841	2,408	$13,017	$(4,126)	$9,778	$3,968	$9,620

Net income (loss) per share from continuing operations available to common stockholders
Basic income (loss) per share from continuing operations	$(0.01)			$0.46	$(0.14)			$0.33

Diluted income (loss) per share from continuing operations	$(0.01)			$0.45	$(0.14)			$0.31

Weighted average shares outstanding
Basic	28,348			28,348	28,974			28,974
Diluted	28,348			28,896	28,974			30,916

Note: During the year ended December 31, 2011, the Company recorded the results of operations and financial position of its Bizzy subsidiary as discontinued operations. Accordingly, related prior-period amounts have been reclassified to conform to the current period presentation.

Footnotes

(1) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration) and amounts included in other non-operating income or expense.

(2) Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue.

(3) Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(4) Acquisition related costs, including the amortization and any impairment of acquired intangibles and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

(5) The financial statements as of and for the periods ending December 31, 2011 have been revised to reflect the correction of immaterial errors related to the application of stock option forfeiture rates in prior periods (as described in Footnote 9 in the Notes to Condensed Consolidated Financial Statements in our Form 10-Q as of September 30, 2012). This resulted in an increase in stock-based compensation expense of $157,000 within General and Administrative expense on the Unaudited Statement of Operations, with a corresponding increase in Net loss. The cumulative impact of $610,000 has been adjusted to Additional paid-in-capital and Accumulated deficit on the Balance Sheet.